Property Acquisitions	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]

3. Property Acquisitions

During 2011, the Company purchased ten retail assets for approximately $38.8 million with a weighted average capitalization rate of 8.6% to obtain 100% control of the assets. The weighted average capitalization rate for these single tenant net leased properties was calculated by dividing the property net operating income by the purchase price. Property net operating income is defined as the straight-line rent for the base term of the lease less any property level expense (if any) that is not recoverable from the tenant. The aggregate acquisitions were allocated as follows: $11.3 million to land, $19.0 million to buildings and improvements, and $8.5 million to lease intangible costs. The acquisitions were substantially all cash purchases and there were no contingent considerations associated with these acquisitions. In one acquisition, the Company assumed debt of approximately $3.4 million.

During 2010, the Company acquired nine retail assets for approximately $37 million with a weighted average capitalization rate of 8.0% to obtain 100% control of the assets. The weighted average capitalization rate for these single tenant net leased properties was calculated by dividing the property net operating income by the purchase price. Property net operating income is defined as the straight-line rent for the base term of the lease less any property level expense (if any) that is not recoverable from the tenant. The aggregate acquisitions were allocated as follows: $16.3 million to land, $12.5 million to buildings and improvements, and $8.2 million to lease intangible costs. The acquisitions were substantially all cash purchases and there were no contingent considerations associated with these acquisitions.

Total revenues of $854,000 and income before discontinued operations of $105,000 are included in the 2011 consolidated income statement for the aggregate 2011 acquisitions.

The following pro forma total revenue and income before discontinued operations for the 2011 acquisitions in aggregate, assumes the acquisitions had taken place on January 1, 2011 for the 2011 pro forma information, and on January 1, 2010 for the 2010 pro forma information (in thousands):

Supplemental pro forma for the year ended December 31, 2011 (1)
Total revenue	$35,844
Income before discontinued operations	$15,441

Supplemental pro forma for the year ended December 31, 2010 (1)
Total revenue	$32,445
Income before discontinued operations	$7,628

(1)	This unaudited pro forma supplemental information does not purport to be indicative of what our operating results would have been had the acquisitions occurred on January 1, 2011 or January 1, 2010 and may not be indicative of future operating results.

The aggregate fair value of other intangible assets consisting of in-place, at market leases, is estimated based on internally developed methods to determine the respective property values and are included in lease intangibles cost in the consolidated balance sheets. Factors considered by management in their analysis include an estimate of costs to execute similar leases and operating costs saved.

The fair value of intangible assets acquired is amortized to depreciation and amortization on the consolidated statements of income over the remaining term of the respective leases. The weighted average amortization period for the lease intangible costs is 20.3 years.